Ohio National Fund, Inc.

Supplement dated March 1, 2019

to the Summary Prospectus dated May 1, 2018

ON Omni Portfolio

The following supplements and amends the summary prospectus dated May 1, 2018, as previously supplemented:

Effective May 1, 2019, the Portfolio will change its name to “ON BlackRock Balanced Allocation Portfolio.” This will serve as notice to shareholders that, effective May 1, 2019, the Portfolio will add a new non-fundamental policy which provides that, under normal circumstances, the Portfolio will invest up to 75% of its total assets in equity securities and will maintain a minimum of 25% of its total assets in fixed income securities.

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Please retain this supplement with your Prospectus for future reference.